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                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                FORM 8-K
                             CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported) December 18, 1997

                            Penford Corporation
             __________________________________________________
             (Exact Name of Registrant as Specified in Charter)

                                Washington
            ___________________________________________________
             (State or Other Jurisdiction of Incorporation)


0-11488                                       91-1221360
________________________                      ____________________
(Commission File Number)                      (IRS Employer Identification No.)

777-108th Avenue N.E., Suite 2390
Bellevue, Washington                          98004-5193
_________________________________________     ____________________
(Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code (425)  462-6000
                                                   _______________

                                PENWEST, LTD.
                       _________________________________
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS

                On December 18, 1997, the Registrant issued a press release announcing that the initial public offering of its subsidiary, Penwest Pharmaceuticals Co., has been postponed due to market conditions for new issues in general as well as for health care and technology stocks in particular.

                The postponement is related solely to market conditions and the Registrant intends to go forward with the offering as soon as practicable after market conditions improve. The postponement may cause the planned spin-off of Penwest Pharmaceuticals Co. to be delayed beyond the second quarter of calendar 1998.

Item 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS


(C)   EXHIBITS

99.1            Press release dated December 18, 1997
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SIGNATURES:

          Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PENFORD CORPORATION

        December 18, 1997               By /s/ Jeffrey T. Cook
        -----------------               ----------------------
              Date                      Jeffrey T. Cook
                                        Vice President, Finance and
                                             Chief Financial Officer